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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ----------------

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  Not Applicable


                            Quaker State Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                          1-2677                           25-074820
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(State or other          (Commission File Number)                (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



      225 East John Carpenter Freeway
               Irving, Texas                               75062
      -------------------------------
                                                    ------------------
 (Address of principal executive offices)
                                                        (Zip Code)

                                 (972) 868-0400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.   Other Events.

          Attached as Exhibit 99 is a description of the registrant's Capital Stock, par value $1.00 per share, containing the information required by Item 202 of Regulation S-K. This description updates and replaces the description of the registrant's Capital Stock contained in the registrant's current report on Form 8-K filed on September 5, 1989. The description is being filed so that it may be incorporated by reference in registration statements which the registrant may file under the Securities Act of 1933.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               The following Exhibit is filed as a part of this current report:

Exhibit No.                     Document
-----------    -------------------------------------------------

   99 Description of Capital Stock, par value $1.00 per share, of Quaker State Corporation



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  QUAKER STATE CORPORATION
                                        (Registrant)



                                  By /s/ PAUL E. KONNEY
                                    -------------------------------------------
                                    Paul E. Konney, Senior Vice President -
                                    General Counsel and Secretary


Date: November 12, 1996





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                            Quaker State Corporation

                                    FORM 8-K

                                 Exhibit Index

The Exhibit listed below is filed with this current report on Form 8-K.

Exhibit No.                      Document
-----------    --------------------------------------------------------
    99         Description of Capital Stock, par value $1.00 per share,
               of Quaker State Corporation





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